Exhibit 10.3

NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE CONVERTIBLE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR UNDER THE SECURITIES LAWS OF ANY OTHER JURISDICTION. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED: (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT AND OTHER APPLICABLE SECURITIES LAWS, OR (B) AN OPINION OF COUNSEL, IN FORM REASONABLY ACCEPTABLE TO THE COMPANY, THAT REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT AND ANY OTHER APPLICABLE SECURITIES LAWS; OR (II) UNLESS THE SECURITIES HAVE BEEN SOLD PURSUANT TO RULE 144 OR ANOTHER AVAILABLE EXEMPTION UNDER THE SECURITIES ACT.

TNL MEDIAGENE

SUBORDINATED UNSECURED CONVERTIBLE PROMISSORY NOTE

Issue Date: [__________], 2024	Principal Amount: $[__________]

FOR VALUE RECEIVED, the undersigned, TNL MEDIAGENE, an exempted company with limited liability incorporated under the laws of the Cayman Islands (the “Company”), hereby promises to pay, subject to the terms and conditions of this Subordinated Unsecured Convertible Note (this “Note”), to the order of [__________] (together with any permitted transferee, the “Holder”), the aggregate principal amount of [__________] United States Dollars ($[__________]) (as may be increased or reduced pursuant to the terms hereof, the “Principal”), together with simple interest on the unpaid balance of the Principal from time to time outstanding at the rate of ten percentage points (10.000%) per year (“Interest”). Interest shall accrue commencing on the date set forth above and shall continue to accrue on the then-outstanding unpaid balance of the Principal until paid in full or converted pursuant to the terms of this Note. Interest on this Note shall be computed on the basis of a year comprised of 360 days and payable based on the actual number of days elapsed in such year.

This Note is issued pursuant to, and in accordance with, that certain Convertible Note Purchase Agreement, dated November [__________], 2024, by and among the Company and the Holder (as amended, supplemented or modified from time to time, the “Purchase Agreement”). Unless otherwise indicated herein, capitalized terms used in this Note have the same meanings set forth in the Purchase Agreement.

1. Maturity. Unless earlier converted pursuant to the conversion provisions set forth herein, all the then-outstanding Principal and accrued Interest under this Note (the “Outstanding Amount”) shall be due and payable in cash by the Company on December 7, 2024 (the “Maturity Date”).

2. Security. This Note is a general unsecured obligation of the Company.

3. Priority. This Note will be subordinated in right of payment to all current and future Company indebtedness (regardless of the type and how structured) to banks, commercial finance lenders and other financial institutions regularly engaged in the business of lending money, whether or not secured.

4. Conversion.

(a) Merger Conversion. Effective immediately prior to and contingent upon the closing of a merger or consolidation of the Company or its subsidiary with Blue Ocean Acquisition Corporation in which the capital stock of the Company or the surviving or resulting corporation or any parent company thereof is listed or quoted for trading on Nasdaq or a national securities exchange (the “Merger“), this Note shall automatically be converted into a number of the Company Ordinary Shares (the “Merger Conversion Shares”) equal to the sum of: (i) the quotient of (A) the Outstanding Amount divided by (B) $3.50; and (ii) the product of (A) 240,397 and (B) the quotient of (x) the outstanding Principal divided by (y) $5,000,000 (such conversion, the “Merger Conversion”). All outstanding obligations under this Note shall be cancelled and deemed paid in full immediately prior to and contingent upon the Merger Conversion.

(b) No Fractional Conversion Shares. No payment will be made to the Holder in lieu of any fractional shares to which the Holder would otherwise have been entitled upon conversion of this Note, and such fractional shares shall be extinguished without any further payment on the part of the Company.

(c) Mechanics and Effect of Conversion. Upon conversion of this Note pursuant to this Section 4, Holder shall surrender this Note, duly endorsed, at the principal offices of the Company or any transfer agent of the Company. At its expense, the Company will, simultaneous with the surrender of this Note, issue and deliver to Holder, at such principal office, a certificate or certificates for the number of Company Ordinary Shares to which the Holder is entitled upon such conversion. Upon conversion of this Note in accordance with the terms hereof, the Company shall be released from all of its obligations and liabilities under this Note with regard to that portion of the Outstanding Amount being converted, including, without limitation, the obligation to pay such portion of the Outstanding Amount.

5. Payment. All payments by the Company under this Note shall be in immediately available funds at the principal office of the Company, or at such other place as the Holder may from time to time designate in writing to the Company. The Company may make any deduction or withholding for any taxes or fees of any nature to the extent such deduction or withholding is required by law. Any amounts so deducted and withheld shall be treated as paid to the recipient on whose behalf the deduction or withholding is made. All payments by the Company under this Note shall be applied first to the accrued interest due and payable hereunder and the remainder, if any, applied to the outstanding principal.

6. Directors, Officers and Shareholders Not Liable. The Holder agrees that no shareholder, director or officer of the Company shall have any personal liability for any amounts due and payable pursuant to this Note.

7. Interest Accrual. If the Merger is consummated, all Interest on this Note shall be deemed to have stopped accruing as of a date selected by the Company that is up to ten (10) days prior to the consummation of the Merger, as applicable.

8. Miscellaneous.

(a) No Shareholder Rights. Nothing contained in this Note shall be construed as conferring upon the Holder or any other person the right to vote or to consent or to receive notice as a shareholder in respect of meetings of stockholders for the election of directors of the Company or any other matters or any rights whatsoever as a shareholder of the Company; and no dividends shall be payable or accrued in respect to any common stock which may be issued if this Note were converted pursuant to the terms herein, until such time that this Note shall have been converted.

(b) Stock Splits and Dividends. If outstanding shares of the class or series of stock issuable upon exercise of this Note shall be subdivided into a greater number of shares or a dividend in shares of the class or series of stock issuable upon exercise of this Note shall be paid in respect of such stock, the applicable conversion price in effect immediately prior to such subdivision or at the record date of such dividend shall simultaneously with the effectiveness of such subdivision or immediately after the record date of such dividend be proportionately reduced. If outstanding shares of the class or series of stock issuable upon exercise of this Note shall be combined into a smaller number of shares, the applicable conversion price in effect immediately prior to such combination shall, simultaneously with the effectiveness of such combination, be proportionately increased.

(c) Accredited Investor Representation. By accepting this Note and countersigning below, the Holder represents and warrants to the Company that the Holder is an “accredited investor” as defined in Rule 501(a) under the Securities Act.

(d) Transfer. This Note has been sold to the Holder pursuant to a private placement pursuant to Section 4(a)(2) of the Securities Act. The Holder understands and agrees that, except as provided in the Purchase Agreement, neither the Note nor any Conversion Shares have been or will be registered under the Securities Act or any state securities laws and, consequently, may not be offered for sale, sold, assigned or transferred except (i) in accordance with Rule 144A under the Securities Act to a person that the transferor reasonably believes is a “qualified institutional buyer” (as defined in Rule 144A) purchasing for its own account or for the account of a qualified institutional buyer (provided, that the Company makes no representation that the Note or Conversion Shares are eligible for resale pursuant to Rule 144A), (ii) pursuant to an exemption from registration under the Securities Act provided by Rule 144 thereunder (if available), (iii) pursuant to an effective registration statement under the Securities Act or (iv) pursuant to another available exemption under the Securities Act, provided that the Company may request the Holder (or any subsequent Holder) to deliver a legal opinion from a law firm reasonably acceptable to the Company confirming the availability of the exemption from registration on which the Holder intends to rely to complete the proposed transfer prior to recording the transfer on its register and issuing a new Note to a transferee. In accordance with Section 175 of the Companies Law (2018 Revision) of the Cayman Islands, in no event shall the Note or any Conversion Shares be offered to the public or any member of the public in the Cayman Islands.

(e) Successors and Assigns. This Note shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Note is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations or liabilities under or by reason of this Note, except as expressly provided in this Note. Notwithstanding the forgoing, any transfer of this Note may be effected only in accordance with the provisions of this Note and the consent of the Company and by surrender of this Note to the Company and reissuance of a new note to the transferee. The Holder and any subsequent holder of this Note receives this Note subject to the foregoing terms and conditions, as well as all other terms and conditions contained in this Note, and agrees to comply with all such terms and conditions for the benefit of the Company.

(f) Governing Law. This Agreement shall be governed in all respects by the Laws of the State of New York without regard to any choice of laws or conflict of laws provisions that would require the application of the laws of any other jurisdiction.

(g) Arbitration. Any dispute, controversy, difference, or claim arising out of or relating to this Agreement, including its existence, validity, interpretation, performance, breach, or termination, or any dispute regarding non-contractual obligations arising out of or relating to this Agreement, shall be referred to and finally resolved by arbitration administered by the Singapore International Arbitration Centre (“SIAC”) in accordance with the Arbitration Rules of the SIAC for the time being in force when the Notice of Arbitration is filed, which rules are deemed to be incorporated by reference into this Section 8(g). The seat of arbitration shall be Singapore. The Tribunal shall consist of three arbitrators. The arbitration proceedings shall be conducted in English. The law of this arbitration clause shall be Singapore law. The arbitration award shall be final and binding on the parties. Judgment upon the arbitration award may be entered by any court having jurisdiction over the award or over the relevant party or its assets. For the avoidance of doubt, a request by a party to a court of competent jurisdiction for interim measures necessary to preserve such party’s rights, including pre-arbitration attachments, injunctions, or other equitable relief, shall not be deemed incompatible with, or a waiver of, the agreement to arbitrate in this Section 8(g).

(h) Waiver of Trial by Jury. EACH OF THE PARTIES KNOWINGLY, INTENTIONALLY AND VOLUNTARILY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS NOTE OR THE TRANSACTIONS CONTEMPLATED HEREBY.

(i) Titles and Subtitles. The titles and subtitles used in this Note are used for convenience only and are not to be considered in construing or interpreting this Note.

(j) Complete Agreement. This Note embodies the complete agreement and understanding among the parties and supersedes and preempts any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter of this Note in any way.

(k) Severability. Any provision contained in this Note which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

(l) Delay or Omission; Waiver of Presentment. No delay or omission on the part of any party in exercising any right under this Note shall operate as a waiver of such right or of any other right of such party, nor shall any delay, omission or waiver on any one occasion be deemed a bar to or waiver of the same or any other right on any future occasion. The Company and every endorser or guarantor of this Note, regardless of the time, order or place of signing, hereby waives presentment, demand, protest and notices of every kind and assents to any permitted extension of the time of payment and to the addition or release of any other party primarily or secondarily liable hereunder.

(m) Amendment and Waiver. The terms of the Note may not be amended, modified, waived or supplemented unless such amendment, modification, waiver or supplement is approved by holders representing a majority the principal amount of all notes then issued pursuant to the Note Purchase Agreement, as evidenced by a written instrument executed by the Company and the Holder.

(n) Counterparts; Electronic Signatures. This Note may be executed in counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument. The words “execution,” “signed,” “signature,” and words of like import in this Note or in any other certificate, agreement or document related to this Note shall include images of manually executed signatures transmitted by facsimile or other electronic format (including, without limitation, “pdf”, “tif” or “jpg”) and other electronic signatures (including, without limitation, DocuSign and AdobeSign). The use of electronic signatures and electronic records (including, without limitation, any contract or other record created, generated, sent, communicated, received, or stored by electronic means) shall be of the same legal effect, validity and enforceability as a manually executed signature or use of a paper-based record-keeping system to the fullest extent permitted by applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act and any other applicable law, including, without limitation, any state law based on the Uniform Electronic Transactions Act or the Uniform Commercial Code.

(o) Notices. Any notice, request, instruction, correspondence or other document to be given hereunder by any party hereto to another (herein collectively called “Notice”) shall be in writing and given by personal delivery or email, as follows: (i) if Notice is given by personal delivery, such Notice shall be effective upon actual receipt of the Notice by personal delivery; or (ii) if Notice is given by email, such Notice shall also be transmitted by email and shall be effective on the date of dispatch if transmitted during normal business hours of recipient on a Business Day, if not then, on the next Business Day. Notice to the Company and the Holder shall be given as follows:

If to the Company:

TNL Mediagene

Address: 5F-1, No. 88, Yanchang Rd., Xinyi Dist., Taipei, Taiwan

Attention: Anny Yu / Chief of Staff

E-mail: anny@thenewslens.com

With a copy to (which shall not constitute Notice):

Morrison & Foerster LLP

Shin-Marunouchi Building, 29th Floor

1-5-1, Marunouchi

Chiyoda-ku, Tokyo 100-6529

Attn: Jesse S. Gillespie

E-mail: jgillespie@mofo.com

If to the Holder:

[__________]

With a copy to (which shall not constitute Notice):

[__________]

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have executed this Subordinated Unsecured Convertible Promissory Note as of the date set forth above.

COMPANY:		HOLDER:

TNL MEDIAGENE		[__________]

By:		By:
Name:	Joey Chung	Name:
Title:	Chief Executive Officer and Director	Title:

Address:		Address:
5F-1, No. 88, Yanchang Rd.
Xinyi Dist.		[__________]
Taipei, Taiwan